SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Ultra–Short Duration Fund

Effective August 15, 2011, the following replaces similar disclosure in the fund’s prospectus.

The following information replaces the “SHAREHOLDER FEES” table under the “FEES AND EXPENSES OF THE FUND” section of the fund’s prospectus.

SHAREHOLDER FEES (paid directly from your investment)

	A	B	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.00	None	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds	None	4.00	1.00	None	None

The following information replaces similar information in the “EXAMPLE” section under the “FEES AND EXPENSES OF THE FUND” section of the fund’s prospectus:

Years	A	B	C	INST	S
1	$308	$592	$283	$78	$81
3	537	894	566	243	252
5	784	1,221	975	422	439
10	1,491	1,806	2,116	942	978

You would pay the following expenses if you did not redeem your shares:

Years	A	B	C	INST	S
1	$308	$192	$183	$78	$81
3	537	594	566	243	252
5	784	1,021	975	422	439
10	1,491	1,806	2,116	942	978

The following information replaces similar information in the “Class A — Classes and features” section of the table in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

■	Sales charge of up to 4.50%, 2.75% or 2.00% charged when you buy shares

The following information is added to the “Class A Shares” sub–section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

Class A shares of DWS Ultra–Short Duration Fund have an up–front sales charge that varies with the amount you invest:

Your Investment	Front–end sales charge as a % of offering price 1,2	Front–end sales charge as a % of your net investment1,2
Under $100,000	2.00%	2.04%
$100,000 – $249,999	1.75	1.78
$250,000 or more	see below	see below

1The “offering price,” the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.

2Because of rounding in the calculation of the offering price, the actual front–end sales charge paid by an investor may be higher or lower than the percentages noted.

July 25, 2011
PROSTKR–104

The following information replaces similar information in the “Class A Shares” sub–section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

If you’re investing $250,000 in DWS GNMA Fund, DWS Short Duration Plus Fund, DWS Strategic Government Securities Fund, DWS Strategic Income Fund and DWS Ultra–Short Duration Fund and $1 million in DWS Core Fixed Income Fund, DWS Global Inflation Plus Fund, DWS High Income Fund and DWS High Income Plus Fund or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge (“Large Order NAV Purchase Privilege”).

For DWS Ultra–Short Duration Fund, direct investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load) and are not subject to a contingent deferred sales charge. However, Class A shares that were purchased as the result of an exchange from another DWS Fund (and the original purchase into that other DWS Fund was under the Large Order NAV Purchase Privilege) may be subject to a contingent deferred sales charge of 0.50% if redeemed within 12 months from the original purchase date.

The following information replaces similar information in the “Class C Shares” sub–section in the “CHOOSING A SHARE CLASS” section under the heading “INVESTING IN THE FUNDS” in the fund’s prospectus.

Orders to purchase Class C shares in excess of $250,000 for DWS GNMA Fund, DWS Short Duration Plus Fund, DWS Strategic Income Fund, DWS Strategic Government Securities Fund and DWS Ultra– Short Duration Fund and $500,000 for DWS Core Fixed Income Fund, DWS Global Inflation Plus Fund, DWS High Income Fund and DWS High Income Plus Fund will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer–sponsored employee benefit plans.

The following information replaces similar information for “DWS Ultra–Short Duration Fund — Class A” under the “HYPOTHETICAL EXPENSE SUMMARY” section of the fund’s prospectus:

DWS Ultra–Short Duration Fund – Class A

Maximum Sales Charge: 2.00%		Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees and Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees and Expenses	Hypothetical Year–End Balance After Fees and Expenses	Annual Fees and Expenses
1	5.00%	1.08%	1.84%	$10,184.16	$307.91
2	10.25%	1.08%	5.83%	$10,583.38	$112.14
3	15.76%	1.08%	9.98%	$10,998.25	$116.54
4	21.55%	1.08%	14.29%	$11,429.38	$121.11
5	27.63%	1.08%	18.77%	$11,877.41	$125.86
6	34.01%	1.08%	23.43%	$12,343.00	$130.79
7	40.71%	1.08%	28.27%	$12,826.85	$135.92
8	47.75%	1.08%	33.30%	$13,329.66	$141.25
9	55.13%	1.08%	38.52%	$13,852.19	$146.78
10	62.89%	1.08%	43.95%	$14,395.19	$152.54
Total					$1,490.84

Please Retain This Supplement for Future Reference

July 25, 2011
PROSTKR–104